Bank of Hawai‘i Corporation second quarter 2026 financial report July 27, 2026 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets second quarter 2026 highlights broad & deep market penetration strong balance she t performance • total loans and leases increased by 2.6% annualized • noninterest-bearing deposits represented 26.7% of total deposits • tier 1 capital ratio of 14.45% and total capital ratio of 15.48% • total common equity to tangible assets increased to 6.30% from 6.19% • common shares repurchased $17.0 million earnings highlights • $1.47 diluted earnings per common share • $63.8 million net income • $43.3 million noninterest income • net interest margin expanded for the ninth consecutive quarter to 2.78% • 1.27% cost of deposits • 15.47% return on average common equity strong credit credit remains pristine • 0.10% net charge-off rate • 0.08% non-performing assets • 80% of loan portfolio real estate-secured with wtd avg LTV of 51% • allowance for credit losses to loan and leases outstanding 1.03% note: changes are in comparison to linked quarter unless specified otherwise 3 leader in a unique deposit market the leader in a unique deposit market with five local competitors holding 95% of the bank deposit market, with consistent long-term growth BOH 28.3% FHB 30.5% ASB 18.2% CPF 14.4% TBNK 4.2% other 4.4% 2005 BOH 34.1% FHB 32.5%ASB 14.4% CPF 11.7% TBNK 2.9% other 4.4% 2024 BOH 34.5% FHB 32.1%ASB 14.2% CPF 11.6% TBNK 3.0% other 4.6% 2025 BOH 6.1% FHB 1.6% CPF -2.8% ASB -3.9% TBNK -1.2% -8% -6% -4% -2% 0% 2% 4% 6% 8% c h a n g e i n m a rk e t s h a re s in c e 2 0 0 5 4source: FDIC Annual Summary of Deposits as of June 30, 2020, June 30, 2024 and June 30, 2025. TBNK acquired by HOPE in April 2025. numbers may not add up due to rounding cost of funds
interest-bearing deposits

Bank of Hawai'i Corporation



0.07%
0.13%
0.11%
0.20%
0.30%
0.47%
0.69%
0.93%
1.09%
1.53%
1.54%
2.11%
1.95%
2.44%
2.30%
2.73%
2.39%
2.91%
2.46%
2.99%
2.52%
3.05%
2.37%
2.84%
2.16%
2.66%
2.16%
2.63%
2.14%
2.64%
1.94%
2.46%
1.72%
2.33%
1.73%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
BOH
KRX median

source: S&P Capital IQ; KBW Regional Banking Index (KRX)

5

cost of funds
total deposits

Bank of Hawaiʻi Corporation



0.05%
0.08%
0.07%
0.12%
0.20%
0.31%
0.46%
0.64%
0.75%
1.07%
1.08%
1.49%
1.40%
1.84%
1.67%
2.09%
1.74%
2.21%
1.81%
2.27%
1.87%
2.33%
1.77%
2.17%
1.60%
2.04%
1.60%
1.99%
1.59%
1.97%
1.43%
1.87%
1.26%
1.78%
1.27%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
BOH
KRX median

source: S&P Capital IQ; KBW Regional Banking Index (KRX)

6

ongoing NIM expansion

Bank of Hawaiʻi Corporation



2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
2.11%
0.04%
0.03%
0.01%
0.13%
0.07%
0.07%
0.15%
0.13%
0.04%
2.78%
1Q24 NIM
2Q24 vs 1Q24
3Q24 vs 2Q24
4Q24 vs 3Q24
1Q25 vs 4Q24
2Q25 vs 1Q25
3Q25 vs 2Q25
4Q25 vs 3Q25
1Q26 vs 4Q25
2Q26 vs 1Q26
2Q26 NIM

7

credit performance

lending philosophy Hawaiʻi 94% U.S. mainland 2% West Pacific 4% we lend in our core markets to long-standing relationships note: as of June 30, 2026 9 consumer portfolio asset type % total consumer % total loans WALTV wtd avg FICO residential mortgage 61% 34% 50% 803 home equity 26% 15% 46% 788 real estate secured 86% n/a 49% 799 automobile 8% 5% n/a 729 other consumer 5% 3% n/a 761 total consumer 100% 56% n/a 791 $8.0B consumer notes: $ in billions; numbers may not add up due to rounding other consumer primarily comprised of consumer revolving credit, installment, and auto lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for auto lease financing 56% of total loans 10 residential mortgage $4.9 home equity $2.1 automobile $0.7 other consumer $0.4

C&I $1.7 CRE $4.3 construction $0.2 leasing $0.1 commercial portfolio residential mortgage home equity $6.2B commercial asset type % total comml % total loans WALTV commercial real estate 69% 30% 55% construction 3% 1% 56% real estate secured 72% n/a 55% commercial & industrial 27% 12% n/a leasing 1% 1% n/a total commercial 100% 44% n/a note: $ in billions; numbers may not add up due to rounding 44% of total loans 11 vacancy inventory (sq ft) 1Q26 1Q25 10 yr avg 10 yr CAGR industrial 1.40% 1.21% 1.60% 0.63% office 12.40% 12.77% 12.41% -0.94% retail 6.01% 5.44% 6.13% 0.29% multi-family 3.63% 4.16% 4.64% 0.45% Oahu market vacancies and inventory stable real estate market note: 10-year average and 10-yr CAGR for inventory are based on years 2016 through 2025 source: Colliers (industrial, office, retail) and CoStar (multi-family) 12 multi-family 8.3% industrial 5.8% retail 5.3% lodging 4.4% office 2.2% other 4.3% commercial real estate (CRE) residential mortgage home equity 30% of total loans or $4.3 billion asset type WALTV avg. exposure ($MMs) multi-family 57% 3.8 industrial 56% 2.8 retail 54% 4.5 lodging 54% 14.8 office 57% 1.6 other 52% 4.4 total CRE 55% 3.7 note: % in chart above is % of total loans 13

CRE scheduled maturities 13.3% 10.7% 9.6% 4.3% 14.5% 47.7% 0 500 1,000 1,500 2,000 2,500 2026 2027 2028 2029 2030 2031+ $ m ill io n s modest near-term maturities 14

63.0% 26.2% 8.0% 1.9% 0.02% 0.9% 0 500 1,000 1,500 2,000 2,500 ≤ 60% > 60% to 70% > 70% to 80% > 80% to 85% > 85% to 90% > 90% $ m ill io n s CRE loan balances by LTV LTV > 80% - $121 million, 2.8% of CRE 15

AOAO 3.6% real estate investors 1.5% auto dealers 1.0% lodging 0.8% renewable energy 0.7% transportation 0.7% educational svcs 0.5% wholesale trade 0.4%other 2.5% commercial & industrial residential mortgage home equity 12% of total loans or $1.7 billion industry % leveraged avg. exposure ($MMs) AOAO 0% 1.9 RE investors 0% 1.2 auto dealers 16% 4.7 lodging 30% 5.5 renewable energy 0% 2.6 transportation 40% 1.8 educational svcs 0% 2.1 wholesale trade 30% 0.5 other 6% 0.4 total C&I 8% 0.8 16 note: % in chart above is % of total loans credit quality 0.07% 0.07% 0.12% 0.03% 0.10% $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q25 3Q25 4Q25 1Q26 2Q26 net charge-offs NCOs/average loans 1 93% of total criticized is real estate secured with 58% wtd avg LTV 0.33% 0.29% 0.36% 0.40% 0.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2Q25 3Q25 4Q25 1Q26 2Q26 delinquencies delinquencies/period-end loans 2.06% 2.05% 2.12% 2.12% 2.81% 2Q25 3Q25 4Q25 1Q26 2Q26 criticized criticized/period-end loans 1 17 0.13% 0.12% 0.10% 0.09% 0.08% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2Q25 3Q25 4Q25 1Q26 2Q26 non-performing assets NPAs/period-end loans plus OREO financial update

NII and NIM trends

$ in millions

Bank of Hawai'i Corporation

ninth consecutive quarter of NII and NIM expansion



$125
$133
$142
$141
$136
$124
$121
$116
$114
$115
$118
$120
$126
$130
$137
$145
$151
$154
2.34%
2.47%
2.60%
2.60%
2.47%
2.22%
2.13%
2.13%
2.11%
2.15%
2.18%
2.19%
2.32%
2.39%
2.46%
2.61%
2.74%
2.78%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
NII
NIM

19

cashflow repricing total quarterly impact to NII from cashflows repricing: +$2.8 million note: +$2.8 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.2%, equivalent to average yield at the time of purchase of the securities purchased in 2Q26; excludes cashflows from securities repricing; numbers may not add up due to rounding 5.0% 6.4% 1.4% 5.1% 5.7% 0.6% 3.0% 5.2% 2.2% 4.2% 5.9% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% matured/run-off yield reinvestment opportunities incremental spread 2Q26 maturities/prepayments reinvestment opportunities fixed loans adjustable loans inv. portfolio total $323 $112 $269 $704 $- $100 $200 $300 $400 $500 $600 $700 $800 2Q26 maturities/prepayments fixed loans adjustable loans inv. portfolio total 20 $ in millions deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 2Q26: $(0.7) million $(749) $(967) $(800) $(627) $(488) $(448) $(315) $(105) $(37) $(59) $(104) $100 $94 $(107) $(1,000) $(800) $(600) $(400) $(200) $- $200 1Q23 vs 4Q22 2Q23 vs 1Q23 3Q23 vs 2Q23 4Q23 vs 3Q23 1Q24 vs 4Q23 2Q24 vs 1Q24 3Q24 vs 2Q24 4Q24 vs 3Q24 1Q25 vs 4Q24 2Q25 vs 1Q25 3Q25 vs 2Q25 4Q25 vs 3Q25 1Q26 vs 4Q25 2Q26 vs 1Q26 QoQ change in average NIBD and low yield interest-bearing deposit balances note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less 21 $ in millions

NII impact from 25 bps Fed Funds hike

Bank of Hawai'i Corporation

immediate NII accretion with modest headwinds developing over time rate sensitive earning assets balances
$6.6B
$ in billions
$4.0
$3.0
$2.0
$1.0
$-
$3.5
$1.4
$1.4
$0.3
loans
investments
swaps
FF sold



rate sensitive deposit balances
$10.2B
$ in billions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$6.2
$1.3
$2.7
savings excl. low-yield accounts
IBD excl. low-yield accounts
time

short-term & long-term NII impact: +$4.1mm per quarter

short-term NII impact: $(3.1)mm per quarter
long-term NII Impact: $(4.4)mm per quarter

note: loans, investments and swap balances are as of June 30, 2026; FF sold balance is 2Q26 end of period balance; rate sensitive deposit balances are 2Q26 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all of qualified business money management checking accounts are included in 'IBD excl. low-yield accounts'; short-term NII impact per quarter for 25 bps FF increase from rate sensitive deposits assumes 24% beta on total deposits; long-term NII impact per quarter for 25 bps FF increase from rate sensitive deposits assumes 34% beta on total deposits; numbers may not add up due to rounding.

22

trend in cost of deposits

Bank of Hawai'i Corporation



0.05%
0.07%
0.07%
0.11%
0.20%
0.30%
0.46%
0.69%
0.75%
1.09%
1.08%
1.54%
1.40%
1.95%
1.67%
2.30%
1.74%
2.39%
1.81%
2.46%
1.87%
2.52%
1.77%
2.37%
1.60%
2.16%
1.60%
2.16%
1.59%
2.14%
1.43%
1.94%
1.26%
1.72%
1.27%
1.73%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
total deposit cost
interest-bearing deposit cost

downward beta on total deposits



0.0%
16.3%
28.1%
28.6%
28.1%
31.0%
36.1%
35.5%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26

23

24 optimizing balance sheet $1.0 $1.7 $1.7 $1.7 $1.5 $1.3 $1.3 $1.5 $1.1 $1.1 $0.9 $1.0 $1.0 $1.3 $1.3 $1.3 $1.3 $0.7 $0.7 $0.7 $0.3 $0.4 $0.3 $0.4 $- $0.2 $2.0 $3.0 $3.0 $3.0 $2.8 $2.0 $2.0 $2.2 $1.4 $1.5 $1.2 $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $ i n b ill io n s active swap composition fixed rate loans AFS securities 72% 67% 61% 55% 55% 54% 53% 57% 56% 55% 57% 57% 59% 58% 27% 27% 28% 29% 29% 29% 30% 32% 33% 33% 34% 33% 35% 35% 0% 1% 9% 13% 13% 14% 12% 9% 9% 10% 6% 7% 5% 6% 1% 5% 2% 3% 3% 3% 4% 2% 3% 2% 3% 3% 1% 1% 0% 20% 40% 60% 80% 100% 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 6/30/26 earning asset composition fixed float/adjustable swaps fed funds sold 100% 56% 44% 67% 81% 93% 100% 100% 100% 44% 56% 33% 19% 7% $(166) $236 $233 $241 $276 $223 $308 $373 $73 $(200) $(100) $- $100 $200 $300 $400 $500 $ i n m ill io n s securities purchases / sales fixed floating note: swaps in ‘earning asset composition’ and ‘swap composition’ do not include $200 million of forward swaps; securities purchases / sales reflect par value noninterest income & expense $ in millions 25note: numbers may not add up due to rounding; “non-recurring compensation related charge” refers to the accelerated vesting pursuant to the retirement provision of performance-based restricted stock granted in 2024 and 2025 $44.8 $41.3 $43.3 $0 $10 $20 $30 $40 $50 2Q25 1Q26 2Q26 $112.6 $3.5 $110.8 $116.1 $111.2 $0 $20 $40 $60 $80 $100 $120 2Q25 1Q26 2Q26 non-recurring compensation related charge reported noninterest income reported noninterest expense financial summary $ in millions, except per share amounts 2Q 2026 1Q 2026 2Q 2025 ∆ 1Q 2026 ∆ 2Q 2025 net interest income $ 153.6 $ 151.0 $ 129.7 $ 2.6 $ 23.9 noninterest income 43.3 41.3 44.8 2.0 (1.5) total revenue 196.9 192.3 174.5 4.6 22.4 noninterest expense 111.2 116.1 110.8 (4.9) 0.4 operating income 85.7 76.3 63.7 9.5 22.0 credit provision 3.6 1.8 3.3 1.9 0.4 income taxes 18.3 17.1 12.8 1.2 5.5 net income $ 63.8 $ 57.4 $ 47.6 $ 6.4 $ 16.2 net income available to common $ 58.5 $ 52.2 $ 42.4 $ 6.4 $ 16.2 diluted EPS $ 1.47 $ 1.30 $ 1.06 $ 0.17 $ 0.41 return on assets 1.07% 0.97% 0.81% 0.10% 0.26 % return on common equity 15.47 13.90 12.50 1.57 2.97 net interest margin 2.78 2.74 2.39 0.04 0.39 end of period balances investment portfolio $ 7,689 $ 7,886 $ 7,553 (2.5) % 1.8 % loans and leases 14,287 14,193 14,002 0.7 2.0 total deposits 20,893 20,958 20,799 (0.3) 0.5 shareholders' equity 1,875 1,855 1,743 1.1 7.6 note: 2Q26 financials are preliminary; numbers may not add up due to rounding 26 capital note: 2Q26 regulatory capital ratios are preliminary 6.50% 6.50% 6.50% 8.00% 8.00% 8.00% 10.00% 10.00% 10.00% 5.00% 5.00% 5.00% 5.64% 5.56% 5.62% 6.49% 6.40% 6.45% 5.54% 5.44% 5.48% 3.57% 3.62% 3.70% 12.14%12.06% 12.12% 14.49%14.40%14.45% 15.54%15.44%15.48% 8.57% 8.62% 8.70% 4Q25 1Q26 2Q26 4Q25 1Q26 2Q26 4Q25 1Q26 2Q26 4Q25 1Q26 2Q26 CET1 tier 1 capital total capital tier 1 leverage well-capitalized excess 13.6% BOHC strong capital 27 60.2% 60.6% 76.1% BOHC 1Q26 BOHC 2Q26 KRX median 1Q26 1 RWA / total assets

✔ NII and NIM increased for the ninth consecutive quarter ✔ dominant market position in a unique market ✔ exceptional credit quality ✔ strong liquidity and risk-based capital takeaways 28

Q & A

appendix

note: as of June 30, 2026, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes FRB FHLB securities available cash uninsured/ uncollateralized deposits $10.6B $7.6B readily available liquidity 31 insured/collateralized deposits uninsured/ uncollateralized 36% uninsured/ collateralized 10% insured 53% note: as of June 30, 2026; numbers may not add up due to rounding 32

Oahu market inventory 33 CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -0.9% 10-yr CAGR: 0.3% 10-yr CAGR: 0.4% note: 10-yr CAGR for inventory are based on years 2016 through 2025 source: Colliers (industrial, office, retail) and CoStar (multi-family) 0 5 10 15 20 25 30 35 40 45 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 s q u a re f e e t (m il li o n s ) industrial 0 5 10 15 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 s q u a re f e e t (m il li o n s ) office 0 5 10 15 20 25 30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 u n it s ( th o u s a n d s ) multi-family 0 5 10 15 20 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 s q u a re f e e t (m ill io n s ) retail

CRE office 2% of total loans • 57% wtd avg LTV • $1.6MM average exposure • 18% CBD (downtown Honolulu) - 62% wtd avg LTV - 68% with repayment guaranties • 28% maturing prior to 2028 • 2.7% criticized highlights LTV ≤ 60% 53% LTV > 60% to 70% 35% LTV > 70% to 80% 6% LTV > 80% 6% LTV distribution $316MM 34 22.7% 5.0% 11.5% 2.4% 17.1% 41.4% - 50 100 150 200 250 300 2026 2027 2028 2029 2030 2031+ $ m ill io n s scheduled maturity

CRE multi-family 8% of total loans • 57% wtd avg LTV • $3.8MM average exposure • 100.0% LIHTC, affordable or market • 15% maturing prior to 2028 • 2.3% criticized highlights LTV ≤ 60% 52% LTV > 60% to 70% 31% LTV > 70% to 80% 11% LTV > 80% 6% LTV distribution 11.4% 3.6% 3.8% 2.4% 9.2% 69.6% - 300 600 900 2026 2027 2028 2029 2030 2031+ $ m ill io n s scheduled maturity $1.2B 35 single family homes condominiums YTD-26 YTD-25 Δ YTD-25 YTD-26 YTD-25 Δ YTD-25 median sales price (000s) $1,180 $1,150 2.6% $515 $507 1.5% closed sales 1,386 1,334 3.9% 2,053 2,101 -2.3% median days on market 18 22 4 days 43 41 2 days stable real estate prices Oahu market indicators – YTD 2026 as of June 2026 source: Honolulu Board of Realtors, compiled from MLS data 36

2.5% 2.5% 2.5% 4.3% 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 4 Q 2 3 1 Q 2 4 2 Q 2 4 3 Q 2 4 4 Q 2 4 1 Q 2 5 2 Q 2 5 3 Q 2 5 4 Q 2 5 1 Q 2 6 2 Q 2 6 3 Q 2 6 4 Q 2 6 Hawai‘i unemployment Hawai‘i unemployment forecast national unemployment unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), quarterly data, seasonally adjusted source for national unemployment: Bureau of Labor Statistics, quarterly data, seasonally adjusted national unemployment in 4Q25 reflects average of Nov 2025 and Dec 2025 rate 37

38 visitor arrivals units in persons source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 650,000 700,000 May-19 May-20 May-21 May-22 May-23 May-24 May-25 May-26 US visitor Japan other visitor spend $ in millions 39source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500

revenue per available room revenue per available room (RevPAR) 40source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 $300 $330 $360